SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 11, 2004
                                                 -------------------------------


                              GEORGIA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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          Georgia                   1-6468                   58-0257110
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(State or other jurisdiction   (Commission File     (IRS Employer Identification
      of incorporation)             Number)                     No.)


241 Ralph McGill Boulevard, NE, Atlanta, Georgia                30308
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  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code         (404) 506-6526
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                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5.     Other Events.
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                On August 11, 2004, Georgia Power Company (the "Company")
entered into an Underwriting Agreement covering the issue and sale by the Company of $125,000,000 aggregate principal amount of its Series W 6% Senior Notes due August 15, 2044 (the "Series W Senior Notes"). On August 12, 2004, the Company entered into an Underwriting Agreement covering the issue and sale by the Company of $125,000,000 aggregate principal amount of its Series V 4.10% Senior Notes due August 15, 2009 (the "Series V Senior Notes"). All of said notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Nos. 333-105815, 333-105815-01, 333-105815-02, 333-105815-03 and 333-105815-04) of the Company.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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                (c) Exhibits.

                  1.1 Underwriting Agreement relating to the Series V Senior Notes, dated August 12, 2004, between the Company and Barclays Capital Inc. as representative of the several Underwriters named in Schedule I thereto.

                  1.2 Underwriting Agreement relating to the Series W Senior Notes, dated August 11, 2004, among the Company and Banc of America Securities LLC and Morgan Stanley & Co. Incorporated as representatives of the several Underwriters named in Schedule I thereto.

                  4.1         Twenty-Second Supplemental Indenture to Senior
                              Note Indenture dated as of August 20, 2004, providing for the issuance of the Company's Series V Senior Notes.

                  4.2 Twenty-Third Supplemental Indenture to Senior Note Indenture dated as of August 20, 2004, providing for the issuance of the Company's Series W Senior Notes.


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                  4.7         Form of Series V Senior Notes. (included in
                              Exhibit 4.1 above).

                  4.8         Form of Series W Senior Notes. (included in
                              Exhibit 4.2 above).

                  5.1 Opinion of Troutman Sanders LLP relating to the Series V Senior Notes.

                  5.2 Opinion of Troutman Sanders LLP relating to the Series W Senior Notes.

                 12.1         Computation of ratio of earnings to fixed charges.


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     August 20, 2004                               GEORGIA POWER COMPANY



                                                        By /s/Wayne Boston
                                                            Wayne Boston
                                                        Assistant Secretary